UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 31, 2010 (March 26, 2010)
(Date of Earliest Event Reported)

PENN VIRGINIA GP HOLDINGS, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33171	20-5116532
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

Three Radnor Corporate Center, Suite 300
100 Matsonford Road, Radnor, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (610) 687-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Underwriting Agreement

On March 26, 2010, Penn Virginia GP Holdings, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with PVG GP, LLC (the “General Partner”), Penn Virginia Resource LP Corp. (the “Selling Unitholder”) and Barclays Capital Inc., UBS Securities LLC, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (the “Underwriters”), covering the sale by the Selling Unitholder (the “Offering”) of an aggregate of 10,000,000 common units representing limited partner interests in the Partnership (the “Common Units”).  Pursuant to the Underwriting Agreement, the Selling Unitholder granted the Underwriters an option to purchase up to an additional 1,500,000 Common Units solely to cover over-allotments, if any. The Selling Unitholder will receive all of the net proceeds from the sale of the Common Units.

The Common Units to be sold in the Offering have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-164253), as supplemented by the Prospectus Supplement dated March 26, 2010 relating to the Common Units, filed with the Securities and Exchange Commission pursuant to Rule 424(b) on March 26, 2010.

The Partnership, the General Partner and the Selling Unitholder have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make for these liabilities.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K, is incorporated herein by reference and is hereby filed. The description of the Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Amendments to the Partnership’s Agreement of Limited Partnership and the General Partner’s Limited Liability Company Agreement

Amendment No. 2 to Second Amended and Restated Limited Partnership Agreement

On March 31, 2010, immediately prior to the closing of the Offering, the General Partner entered into Amendment No. 2 (“Amendment No. 2”) to the Second Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement”), which became effective immediately. Pursuant to the Partnership Agreement, the limited partners of the Partnership (the “Limited Partners”) other than the General Partner and those Limited Partners holding an interest in the General Partner and their respective affiliates (the “Unaffiliated Limited Partners”) will have the right to vote in the election of three independent directors (the “PVG Directors”) to the Board of Directors of the General Partner (the “Board of Directors”). Penn Virginia Resource GP Corp., a wholly owned subsidiary of Penn Virginia Corporation and the sole member (the “Member”) of the General Partner, will have the right to appoint the directors other than the PVG Directors (the “Sponsor Directors”) to the Board of Directors.

The Partnership Agreement provides that an annual meeting of the Limited Partners for the election of the PVG Directors to the Board of Directors will be held in June of each year beginning in 2011 or at such other date and time as may be fixed from time to time by the General Partner. Notice of the annual meeting will be given not less than 10 days nor more than 60 days prior to the date of such meeting.

The Unaffiliated Limited Partners will vote together as a single class for the election of PVG Directors to the Board of Directors. The Unaffiliated Limited Partners entitled to vote will elect by a plurality of the votes cast at such meeting persons to serve as PVG Directors on the Board of Directors who are nominated in accordance with the provisions of the Partnership Agreement. The exercise by an Unaffiliated Limited Partner of the right to elect the PVG Directors and any other rights afforded to such Unaffiliated Limited Partner under the Partnership Agreement will be in such Unaffiliated Limited Partner’s capacity as a limited partner of the Partnership and is not intended to cause an Unaffiliated Limited Partner to be deemed to be taking part in the management and control of the business and affairs of the Partnership.

With respect to the election of PVG Directors to the Board of Directors, the General Partner and those Limited Partners holding an interest in the General Partner or their respective affiliates will not be entitled to vote common units that are otherwise entitled to vote at any meeting of the Limited Partners. If the General Partner has provided at least thirty days advance notice of any meeting at which PVG Directors are to be elected, then the Limited Partners holding outstanding units (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective affiliates) that attend such meeting shall constitute a quorum, and if the General Partner has provided less than thirty days advance notice of any such meeting, then Limited Partners holding a majority of the outstanding units (other than the General Partner and those Limited Partners holding an interest in the General Partner or their respective affiliates) shall constitute a quorum.

The number of directors constituting the Board of Directors will be eight, unless otherwise fixed (at a number greater than three) from time to time by a resolution adopted by a majority of the directors. The number of PVG Directors on the Board of Directors shall be three or such other number as shall be set forth in the General Partner Agreement (as defined below). Immediately prior to the effectiveness of Amendment No. 2 to the Partnership Agreement, John C. van Roden, Jr., Robert J. Hall and Jonathan B. Weller were independent directors on the Board of Directors and, upon the effectiveness of Amendment No. 2 to the Partnership Agreement, John C. van Roden, Jr., Robert J. Hall and Jonathan B. Weller are each appointed as a PVG Director. Until such time as a Triggering Resolution (as defined below) has been adopted, each PVG Director shall be elected to serve a term of one year to expire at the next annual meeting.

Each PVG Director will serve for a term ending as provided in the Partnership Agreement. By resolution (a “Triggering Resolution”) of the Board of Directors (including a majority of the PVG Directors), and without the consent of any other person, the PVG Directors may be divided into three groups, Group I, Group II, and Group III. The PVG Director designated in the Triggering Resolution to Group I shall serve for an initial term that expires at the annual meeting of Limited Partners held immediately following the Triggering Resolution, the PVG Director designated in the Triggering Resolution to Group II shall serve for an initial term that expires at the second annual meeting of Limited Partners held following the Triggering Resolution, and the PVG Director designated in the Triggering Resolution to Group III shall serve for an initial term that expires at the third annual meeting of Limited Partners held following the Triggering Resolution. At each succeeding annual meeting beginning with the first annual meeting after a Triggering Resolution, successors to the group of directors whose term expires at that annual meeting will be elected for a three-year term.

Any vacancy in a PVG Director on the Board of Directors (including, without limitation, any vacancy caused by an increase in the number of PVG Directors on the Board of Directors) may only be filled by a person nominated for election by a majority of the remaining PVG Directors and elected by a majority of the remaining PVG Directors. Any PVG Director elected to fill a vacancy not resulting from an increase in the number of PVG Directors shall have the same remaining term as that of his predecessor.

A PVG Director may be removed only at a meeting of the Limited Partners upon the affirmative vote of Limited Partners (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective affiliates) holding a majority of the outstanding units (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective affiliates); provided, however, a PVG Director may only be removed if, at the same meeting, Limited Partners holding a majority of the outstanding units nominate a replacement PVG Director (and any such nomination shall not be subject to the nomination procedures otherwise set forth in the Partnership Agreement), and Limited Partners (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective Affiliates) holding a majority of the outstanding units (other than the General Partner and those Limited Partners holding an interest in the General Partner or any of their respective Affiliates) also vote to elect a replacement PVG Director, and, provided, further, following a Triggering Resolution, a PVG Director may only be removed for cause.

Nominations of persons for election of PVG Directors to the Board of Directors may be made at an annual meeting of the Limited Partners only pursuant to the General Partner’s notice of meeting (or any supplement thereto) (a) by or at the direction of a majority of the PVG Directors (or, if there are no PVG Directors at that time, by or at the direction of a majority of the Sponsor Directors) or (b) by a Limited Partner, or a group of Limited Partners, that holds or beneficially owns, and has continuously held or beneficially owned without interruption for the prior 18 months, 5% of the outstanding units (in either case, a “Limited Partner Group”) if each member of the Limited Partner Group was a record holder at the time the notice provided for in the Partnership Agreement is delivered to the General Partner, and if the Limited Partner Group complies with the notice procedures set forth in the Partnership Agreement.

For any nominations brought before an annual meeting by a Limited Partner Group, the Limited Partner Group must give timely notice thereof in writing to the General Partner. The notice must contain certain information as described in the Partnership Agreement. To be timely, a Limited Partner Group’s notice must be delivered to the General Partner not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the Limited Partner must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Partnership or the General Partner). For purposes of the 2011 annual meeting, the first anniversary of the preceding year’s annual meeting will be deemed to be June 30, 2011. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a Limited Partner Group’s notice as described above.

In the event that the number of PVG Directors to be elected to the Board of Directors is increased effective after the time period for which nominations are due under the Partnership Agreement and there is no public announcement by the Partnership or the General Partner naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Limited Partner Group’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to the General Partner not later than the close of business on the 10th day following the day on which such public announcement is first made by the Partnership or the General Partner.

Nominations of persons for election as a PVG Director to the Board of Directors also may be made at a special meeting of Limited Partners at which PVG Directors are to be elected in accordance with the provisions of the Partnership Agreement.

Only such persons who are nominated in accordance with the procedures set forth in the Partnership Agreement will be eligible to be elected at an annual or special meeting of Limited Partners to serve as PVG Directors. Notwithstanding the foregoing, unless otherwise required by law, if each member of the Limited Partner Group (or a qualified representative of each member of the Limited Partner Group) does not appear at the annual or special meeting of Limited Partners to present a nomination, such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the General Partner or the Partnership.

In addition to the provisions described above and in the Partnership Agreement, a Limited Partner must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act” ); provided, however, that any references in the Partnership Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and do not limit any requirements applicable to nominations pursuant to the Partnership Agreement, and compliance with the Partnership Agreement is the exclusive means for a Limited Partner to make nominations.

The description of Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment No. 1 to First Amended and Restated Limited Liability Company Agreement of the General Partner

On March 31, 2010, immediately prior to the closing of the Offering, the Member entered into Amendment No. 1 to the First Amended and Restated Limited Liability Company Agreement of the General Partner (as amended, the “General Partner Agreement”), which became effective immediately. The General Partner Agreement provides for, among other items, the election of the PVG Directors of the Board of Directors in the manner set forth in the Partnership Agreement and described above. As amended, the General Partner Agreement provides that the number of directors constituting the Board of Directors will be eight, unless otherwise fixed from time to time (at a number greater than three) pursuant to a resolution adopted by a majority of the directors.

The Member shall be entitled to appoint the Sponsor Directors. Each Sponsor Director shall hold office until such Sponsor Director’s successor shall have been duly elected and qualified, or until such Sponsor Director’s earlier death, resignation or removal. The Member shall have the right to remove any Sponsor Director (with or without cause). If at any time there is a vacancy with respect to one or more Sponsor Directors on the Board, any such vacancy may only be filled by a person nominated for election and elected by the Member.

The Board of Directors, by adoption of a resolution approved by the Board of Directors (including a majority of the PVG Directors) and without the consent of any other person, may provide for the staggered election of PVG Directors as provided in the Partnership Agreement.

The description of Amendment No. 1 to the First Amended and Restated Limited Liability Company Agreement of the General Partner does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendments to the PVR Agreement of Limited Partnership and the PVR General Partner’s Limited Liability Company Agreement

Amendment No. 2 to Third Amended and Restated Limited Partnership Agreement

On March 31, 2010, immediately prior to the closing of the Offering, Penn Virginia Resource GP, LLC (“PVR GP”) entered into Amendment No. 2 (“Amendment No. 2”) to the Third Amended and Restated Agreement of Limited Partnership (as amended, the “PVR Partnership Agreement”) of Penn Virginia Resource Partners, L.P. (“PVR”), which became effective immediately. Pursuant to the PVR Partnership Agreement, the limited partners of PVR (the “PVR Limited Partners”) other than PVR GP and those PVR Limited Partners holding an interest in PVR GP and their respective affiliates (the “PVR Unaffiliated Limited Partners”) will have the right to vote in the election of three independent directors (the “Class A Directors”) to the Board of Directors of PVR GP (the “PVR Board of Directors”). PVG will have the right to appoint the three directors other than the Class A Directors (the “Class B Directors”) to the PVR Board of Directors.

The PVR Partnership Agreement provides that an annual meeting of the PVR Limited Partners for the election of the Class A Directors to the PVR Board of Directors will be held in June of each year beginning in 2011 or at such other date and time as may be fixed from time to time by PVR GP. Notice of the annual meeting will be given not less than 10 days nor more than 60 days prior to the date of such meeting.

The PVR Unaffiliated Limited Partners will vote together as a single class for the election of Class A Directors to the PVR Board of Directors. The PVR Unaffiliated Limited Partners entitled to vote will elect by a plurality of the votes cast at such meeting persons to serve as Class A Directors on the PVR Board of Directors who are nominated in accordance with the provisions of the PVR Partnership Agreement. The exercise by a PVR Unaffiliated Limited Partner of the right to elect the Class A Directors and any other rights afforded to such PVR Unaffiliated Limited Partner under the PVR Partnership Agreement will be in such PVR Unaffiliated Limited Partner’s capacity as a limited partner of PVR and are not intended to cause a PVR Unaffiliated Limited Partner to be deemed to be taking part in the management and control of the business and affairs of PVR.

With respect to the election of Class A Directors to the PVR Board of Directors, PVR GP and those PVR Limited Partners holding an interest in PVR GP or their respective affiliates will not be entitled to vote common units of PVR that are otherwise entitled to vote at any meeting of the PVR Limited Partners. If PVR GP has provided at least thirty days advance notice of any meeting at which Class A Directors are to be elected, then the PVR Limited Partners holding outstanding PVR units (other than PVR GP and those PVR Limited Partners holding an interest in PVR GP or any of their respective affiliates) that attend such meeting shall constitute a quorum, and if PVR GP has provided less than thirty days advance notice of any such meeting, then PVR Limited Partners holding a majority of the outstanding PVR units (other than PVR GP and those PVR Limited Partners holding an interest in PVR GP or their respective affiliates) shall constitute a quorum.

The number of directors constituting the PVR Board of Directors will be six. The number of Class A Directors on the PVR Board of Directors shall be three or such other number as shall be set forth in the General Partner Agreement (as defined below). Immediately prior to the effectiveness of Amendment No. 2 to the PVR Partnership Agreement, Thomas W. Hofmann, James L. Gardner and James R. Montague were independent directors on the PVR Board of Directors and, upon the effectiveness of Amendment No. 2 to the PVR Partnership Agreement, Thomas W. Hofmann, James L. Gardner and James R. Montague will each be appointed as a Class A Director. Until such time as a PVR Triggering Resolution (as defined below) has been adopted, each Class A Director shall be elected to serve a term of one year to expire at the next annual meeting.

With respect to any matter requiring approval of the PVR Board of Directors (but not any matter requiring approval of only a specific class of directors), in the event of a tie vote, the PVR Board of Directors will have delegated to Penn Virginia Corporation the authority to break the tie vote (which authority Penn Virginia Corporation may, in its sole discretion, delegate to any direct or indirect wholly owned subsidiary of  Penn Virginia Corporation other than the General Partner); provided, however, Penn Virginia Corporation shall not have such tie breaking authority at any time after either a majority of the Class A Directors or a majority of the Class B Directors have provided 10 days prior written notice of their election to terminate Penn Virginia Corporation’s tie breaking authority.

Each Class A Director will serve for a term ending as provided in the PVR Partnership Agreement. By resolution (a “PVR Triggering Resolution”) of the PVR Board of Directors (including a majority of the Class A Directors), and without the consent of any other person, the Class A Directors may be divided into three groups, Group I, Group II, and Group III. The Class A Director designated in the PVR Triggering Resolution to Group I shall serve for an initial term that expires at the annual meeting of PVR Limited Partners held immediately following the PVR Triggering Resolution, the Class A Director designated in the PVR Triggering Resolution to Group II shall serve for an initial term that expires at the second annual meeting of PVR Limited Partners held following the PVR Triggering Resolution, and the Class A Director designated in the PVR Triggering Resolution to Group III shall serve for an initial term that expires at the third annual meeting of PVR Limited Partners held following the PVR Triggering Resolution. At each succeeding annual meeting beginning with the first annual meeting after a PVR Triggering Resolution, successors to the group of directors whose term expires at that annual meeting will be elected for a three-year term.

Any vacancy in a Class A Director on the PVR Board of Directors (including, without limitation, any vacancy caused by an increase in the number of Class A Directors on the PVR Board of Directors) may only be filled by a person nominated for election by a majority of the remaining Class A Directors (or if there are no Class A Directors, a majority of the Class B Directors) and consented to (such consent not to be unreasonably withheld or delayed) by a majority of the remaining directors, with such person being thereafter deemed elected. Any Class A Director elected to fill a vacancy not resulting from an increase in the number of Class A Directors shall have the same remaining term as that of his predecessor.

A Class A Director may be removed only at a meeting of the PVR Limited Partners upon the affirmative vote of PVR Limited Partners (other than PVR GP and those PVR Limited Partners holding an interest in PVR GP or any of their respective affiliates) holding a majority of the outstanding PVR units (other than PVR GP and those PVR Limited Partners holding an interest in PVR GP or any of their respective affiliates); provided, however, a Class A Director may only be removed if, at the same meeting, PVR Limited Partners holding a majority of the outstanding PVR units nominate a replacement Class A Director (and any such nomination shall not be subject to the nomination procedures otherwise set forth in the PVR Partnership Agreement), and PVR Limited Partners (other than PVR GP and those PVR Limited Partners holding an interest in PVR GP or any of their respective affiliates) holding a majority of the outstanding PVR units (other than PVR GP and those PVR Limited Partners holding an interest in PVR GP or any of their respective affiliates) also vote to elect a replacement Class A Director, and, provided, further, following a PVR Triggering Resolution, a Class A Director may only be removed for cause.

Nominations of persons for election of Class A Directors to the PVR Board of Directors may be made at an annual meeting of the PVR Limited Partners only pursuant to PVR GP’s notice of meeting (or any supplement thereto) (a) by or at the direction of a majority of the Class A Directors (or, if there are no Class A Directors at that time, by or at the direction of a majority of the Class B Directors) or (b) by a PVR Limited Partner, or a group of PVR Limited Partners, that holds or beneficially owns, and has continuously held or beneficially owned without interruption for the prior 18 months, 5% of the outstanding PVR units (in either case, a “PVR Limited Partner Group”) if each member of the PVR Limited Partner Group was a record holder at the time the notice provided for in the PVR Partnership Agreement is delivered to PVR GP, and if the PVR Limited Partner Group complies with the notice procedures set forth in the PVR Partnership Agreement.

For any nominations brought before an annual meeting by a PVR Limited Partner Group, the PVR Limited Partner Group must give timely notice thereof in writing to PVR GP. The notice must contain certain information as described in the PVR Partnership Agreement. To be timely, a PVR Limited Partner Group’s notice must be delivered to PVR GP not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the PVR Limited Partner must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by PVR or PVR GP). For purposes of the 2011 annual meeting, the first anniversary of the preceding year’s annual meeting will be deemed to be June 30, 2011. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a PVR Limited Partner Group’s notice as described above.

In the event that the number of Class A Directors to be elected to the PVR Board of Directors is increased effective after the time period for which nominations are due under the PVR Partnership Agreement and there is no public announcement by PVR or PVR GP naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a PVR Limited Partner Group’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to PVR GP not later than the close of business on the 10th day following the day on which such public announcement is first made by PVR or PVR GP.

Nominations of persons for election as a Class A Director to the PVR Board of Directors also may be made at a special meeting of PVR Limited Partners at which Class A Directors are to be elected in accordance with the provisions of the PVR Partnership Agreement.

Only such persons who are nominated in accordance with the procedures set forth in the PVR Partnership Agreement will be eligible to be elected at an annual or special meeting of PVR Limited Partners to serve as Class A Directors. Notwithstanding the foregoing, unless otherwise required by law, if each member of the PVR Limited Partner Group (or a qualified representative of each member of the PVR Limited Partner Group) does not appear at the annual or special meeting of PVR Limited Partners to present a nomination, its nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by PVR GP or PVR.

In addition to the provisions described above and in the PVR Partnership Agreement, a PVR Limited Partner must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder; provided, however, that any references in the PVR Partnership Agreement to the Exchange Act or the rules promulgated thereunder are not intended to and do not limit any requirements applicable to nominations pursuant to the PVR Partnership Agreement, and compliance with the PVR Partnership Agreement is the exclusive means for a PVR Limited Partner to make nominations.

The description of Amendment No. 2 to the Third Amended and Restated Agreement of Limited Partnership of PVR does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Fifth Amended and Restated Limited Liability Company Agreement of the General Partner of PVR

On March 31, 2010, immediately prior to the closing of the Offering, the Partnership and PVR entered into the Fifth Amended and Restated Limited Liability Company Agreement of PVR GP (as amended and restated, the “PVR General Partner Agreement”), which became effective immediately. The PVR General Partner Agreement provides for, among other items, the election of the Class A Directors of the PVR Board of Directors in the manner set forth in the PVR Partnership Agreement and described above. As amended, the PVR General Partner Agreement provides that the number of directors constituting the PVR Board of Directors will be six.

The Partnership will be entitled to appoint all directors to the PVR Board of Directors other than the Class A Directors. Each Class B Director shall hold office until such Class B Director’s successor shall have been duly elected and qualified, or until such Class B Director’s earlier death, resignation or removal. The Partnership will have the right to remove any Class B Director (with or without cause). If at any time there is a vacancy with respect to one or more Class B Directors on the PVR Board of Directors, any such vacancy may only be filled by a person nominated for election by the Class B Directors (or if there are no Class B Directors, by the Partnership) and elected by the Partnership.

The PVR Board of Directors, by adoption of a resolution approved by the PVR Board of Directors (including a majority of the Class A Directors) and without the consent of any other person, may provide for the staggered election of Class A Directors as provided in the PVR Partnership Agreement.

The description of the Fifth Amended and Restated Limited Liability Company Agreement of PVR GP does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Effective immediately prior to the closing of the Offering on March 31, 2010, the General Partner entered into Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership.  Effective immediately prior to the closing of the Offering on March 31, 2010, the Member entered into Amendment No. 1 to the First Amended and Restated Limited Liability Company Agreement of the General Partner.  The description of Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership and Amendment No. 1 to the First Amended and Restated Limited Liability Company Agreement of the General Partner are incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2010, William H. Shea, Jr., age 55, was appointed as Director on the Board of Directors and on the PVR Board of Directors.   Mr. Shea also serves as President and Chief Executive Officer of the General Partner and Chief Executive Officer of PVR GP.  Mr. Shea served in various capacities with Buckeye GP LLC, the general partner of Buckeye Partners, L.P., a refined petroleum products pipeline company, from July 1998 to July 2007, including as Chairman of the Board from May 2004 to July 2007, as President and Chief Executive Officer from September 2000 to July 2007 and as President and Chief Operating Officer from July 1998 to September 2000.  Mr. Shea also served as President and Chief Executive Officer of MainLine Management LLC, the general partner of Buckeye GP Holdings, L.P., from May 2004 to July 2007 and as Chairman of the Board of MainLine Management LLC from August 2006 to July 2007.

Mr. Shea currently serves on the board of directors of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson MLP Investment Company. Mr. Shea also currently serves on the board of directors of Penn Virginia Corporation, a publicly traded oil and gas exploration company that owns the General Partner and an approximately 22.5% limited partner interest in PVG, which owns the PVR General Partner and a 37% limited partner interest in PVR.  Mr. Shea’s executive experience at publicly traded limited partnerships will provide the PVR Board of Directors with practical insight and assist the Board of Directors in its oversight of PVR. In addition, it is expected that his experience in energy investment and finance will help him provide guidance to the PVR Board of Directors and the Board of Directors in connection with financial, strategic and other transactions.

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

Effective immediately prior to the closing of the Offering on March 31, 2010, the General Partner entered into Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership.  Effective immediately prior to the closing of the Offering on March 31, 2010, the Member entered into Amendment No. 1 to the First Amended and Restated Limited Liability Company Agreement of the General Partner.  The description of Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership and Amendment No. 1 to the First Amended and Restated Limited Liability Company Agreement of the General Partner are incorporated herein by reference from Item 1.01 of this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On March 31, 2010, the Partnership announced that Penn Virginia Resource LP Corp., an indirect wholly owned subsidiary of Penn Virginia Corporation, has closed the Offering. A copy of the press release announcing the closing of the Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Effective immediately prior to the closing of the Offering on March 31, 2010, A. James Dearlove, Frank A. Pici and Nancy M. Snyder each resigned from their positions as Directors on the PVR Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1
Underwriting Agreement, dated March 26, 2010, among Penn Virginia GP Holdings, L.P., PVG GP, LLC and Penn Virginia Resource LP Corp. and Barclays Capital Inc., UBS Securities LLC, Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters listed therein relating to the Offering.

3.1	Amendment No. 2 to the Second Amended and Restated Agreement of Limited Partnership of Penn Virginia GP Holdings, L.P.

3.2	Amendment No. 1 to the First Amended and Restated Limited Liability Company Agreement of PVG GP, LLC.

3.3	Amendment No. 2 to the Third Amended and Restated Agreement of Limited Partnership of Penn Virginia Resource Partners, L.P.

3.4	Fifth Amended and Restated Limited Liability Company Agreement of Penn Virginia Resource GP, LLC.

99.1	Press Release dated March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2010

Penn Virginia GP Holdings, L.P.
By:	PVG GP, LLC,
its general partner

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Vice President, Chief Administrative
Officer and General Counsel